# 374WATER°

**Destroying Organic Waste for a Cleaner Tomorrow**

# 374Water
# Investor Presentation

**NASDAQ: SCWO**

**Investor Presentation**
**April 2026**

# Cautionary Statement Regarding Forward-Looking Statements

374WATER°

This presentation and various remarks we make during this presentation contain "forward-looking statements" of 374Water Inc. ("374Water," "the Company," "we," "our" or "us"), which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulation, including statements relating to the design, development and commercialization goals of the Company's AirSCWO technology, projected timing for demonstrations, construction and commercialization of the Company's various AirSCWO Systems, the timing and success of the Company's Destruction-as-a-Service offering, the assessment of the Company's market opportunities, the timing and anticipated benefits of any partnerships or joint ventures, including with TSDFs, the Company's planned focus areas, our assessment of the regulatory landscape and its impact on demand for the Company's products, our plans and anticipated timing for the relocation of some of our manufacturing facilities, expansion of our R&D&E facility and its anticipated benefits, the anticipated benefits of our Lab expansion, and information about 374Water's business potential, including the potential to capitalize on certain revenue and sales amounts. Words such as "may," "should," "could," "would," "predict," "potential," "continue," "expect," "anticipate," "future," "intend," "plan," "believe," "estimate," and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: a sustainable market for our products may never develop; our ability to treat hazardous wastes on a commercially viable basis is unproven, which could have a detrimental effect on our ability to generate or sustain revenues; we have a limited operating history with no material revenues; identification of material weaknesses in our internal control over financial reporting; significant disruptions of our information technology systems or breaches of our data security; our inability to obtain required licenses from third parties for product development; if we fail to manage growth or to prepare for product scalability effectively, it could have an adverse effect on our employee efficiency, product quality, working capital levels and results of operations; the effects of inflation; involvement in litigation matters or other legal proceedings that are expensive and time consuming; developments in, and compliance with, current and future environmental and climate change laws and regulations; failure to effectively treat emerging contaminants could result in material liabilities; United States trade policies and other factors beyond our control, including the imposition of tariffs and retaliatory tariffs, may adversely impact our business, financial condition and results of operations; inadequate capital and the need for additional financing to accomplish our business and strategic plans; inadequate or an inability to raise sufficient capital to continue to operate as a going concern; we may be unable to recruit and retain qualified management; our management team may not be able to successfully implement our business strategies; our plans to make significant additional outlays of working capital before we expect to generate significant revenues and the uncertainty regarding when we will begin to generate significant revenues, if we are able to do so; adverse economic conditions and/or intense competition; loss of a key customer or supplier; our suppliers may fail to deliver materials and parts according to schedules, prices, quality and volumes that are acceptable to us, or we may be unable to manage these materials and parts effectively; we face competition in our industry, and we may be unable to attract customers and maintain a viable business; adverse federal, state and local government regulation as our ability to generate revenue will depend in part on government contracts and our ability to obtain permits to utilize our products; we may incur liabilities to customers as a result of warranty claims or failure to meet performance guarantees, which could reduce our profitability; technological obsolescence of our manufacturing process and equipment; our research and products may have defects; risks of mergers and acquisitions including the time and cost of implementing transactions and the potential failure to achieve expected gains, revenue growth or expense savings; price increases for supplies and components; the inability to carry out our business plans; difficulty in protecting our intellectual property and we may incur substantial costs to defend ourselves in patent infringement litigation; we incur costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives; we may fail to maintain full compliance with Nasdaq listing standards or fail to cure any violations within the time afforded under the Nasdaq listing standards and may face penalties that could significantly impact our stock price, including delisting of our stock from Nasdaq; and the interests of our principal stockholders, officers and directors, who collectively beneficially own a significant amount of our common stock, may not coincide with yours and such stockholders will have the ability to control decisions with which you may disagree. The forward-looking statements contained in this presentation are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. There may be other factors that may cause our actual results to differ materially from the forward-looking statements, including factors discussed in our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Please refer to the SEC's website at www.sec.gov where you can review those documents. No assurance can be given that any goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events, except as required by law. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any of our securities. Any public offering of securities will only be made pursuant to a registration statement (including a base prospectus) and prospectus filed with the SEC and available on its website free of charge. Before you invest, you should read the base prospectus in the registration statement, the related prospectus supplement and the documents incorporated by reference in each item of them for more complete information about the Company and any potential offering.

374WATER

## 374Water is cleantech waste destruction services company focused on the destruction of organic waste across applications and markets with its proprietary supercritical water oxidation technology - AirSCWO™

- Proprietary **AirSCWO Systems** destroy organic wastes up to and exceeding >99.99% destruction efficiency.
- **AirSCWO Systems are modular, scalable and customizable** to meet customers' various destruction needs, and augment existing infrastructure.
- Residuals are **safe and reusable water**, minerals, and heat energy.
- **Massive market problem presents growth opportunity.** Growing liabilities surrounding PFAS, regulatory risk, diminishing operational alternatives further drive demand with few alternatives that offer true destruction.
- **Flexible go-to-market** strategy offering both Waste Destruction Services ("WDS") and Integrated Destruction Operations ("IDO") apply our AirSCWO technology across markets and applications.
- **Path to growth**:
  - WDS operations are active at the City of Orlando's Iron Bridge Water Reclamation Facility; planned deployment to Orange County, CA; planned deployment to Olathe, KS in 2027.;
  - Additional AirSCWO systems and scaled operations being manufactured for WDS.
  - Additional WDS to be established at Crystal Clean with RCRA Part B permit to open Federal pipeline.

# Operations Highlights and Business Updates

374WATER

374Water is executing on multiple opportunities, deploying AirSCWO technology solutions across markets, and scaling the organization.

**Leadership & Board**

- Appointed Daniel Bogar as President and Chief Executive Officer in February 2026.
- Appointed Stephen McKnight to the Company's Board of Directors in February 2026.
- Appointed Bradley Freels to the Company's Board of Directors in January 2026.
- Appointed Chuck Weiser to the Company's Board of Directors in January 2026.
- Reappointed Rick Davis to the Company's Board of Directors in April 2026.

**Operational & Commercial**

- WDS facility agreed to with the City of Orlando, FL at the Iron Bridge Facility with the planned ability to receive and destroy various PFAS waste streams.
- Entered into a sale and operations agreement of an AirSCWO system, pre-treatment equipment with Olathe, Kansas.
- Completed the Department of Defense ("DoD") project in Detroit, Michigan, with Arcadis and Clean Earth, aimed at identifying commercial-scale technology solutions to destroy PFAS contaminated wastes.
- Began processing Waste Destruction Service ("WDS") volumes including the first phase of AFFF from the State of North Carolina
- Announced a WDS collaboration agreement focused on PFAS eradication with Crystal Clean, a leading provider of environmental and waste management solutions to commercial, industrial, and government end-markets.
- Completed the Colorado School of Mines waste destruction service project at Peterson Space Force Base and successfully treated PFAS contaminated soils.
- Preparing for deployment to Orange County Sanitation ("OC San") in Fountain Valley, CA.

# AirSCWO Technology

374WATER°

Supercritical Water Oxidation ("SCWO") is a highly effective oxidation reaction powered by water above 374°C and 221 bar, mixed with air, that oxidizes organic compounds.

WASTE + WATER + AIR

**Traditional Waste Streams**

- Biosolids
- Landfill Leachates
- Oily Sludges
- Military wastes
- Organic industrial waste stream

**Emerging Contaminants**

- PFAS "Forever Chemicals" Concentrates
- Pesticides
- Pharmaceuticals
- Microplastics

**AirSCWO**

(>374°C AND 221 bar)

**AirSCWO System**

AirSCWO is designed to harness the power of SCWO to eliminate/destroy organic hazardous and non-hazardous wastes without creating waste byproducts.

WATER + MINERALS + VENT GAS + HEAT ENERGY

**Waste Turned to Usable, Recoverable Minerals and Water**

- Safe dischargeable water
- Mineral effluents
- Safe vent gas
- Recoverable heat energy

374Water and our AirSCWO technology is **Destroying Organic Waste for a Cleaner Tomorrow**

# Materials Destroyed by AirSCWO

374WATER°

The continuous flow AirSCWO System has successfully destroyed a wide range of organic wastes reaching non detect or below EPA required levels. Organic wastes destroyed include:


Sludges & Biosolids


Spent Ion Exchange Resin


Spent Granular Activated Carbon


AFFF Firefighting Foam & Rinse Water


Foam Fractionate


Soil Contaminants


Landfill Leachate


Munition Waste (Ammonium Nitrate)


Hazardous Organic Waste


Pharmaceutical Waste


Food Waste


Battery Recycling Waste


Lnapl (Light Non-Aqueous Phase Liquid)


Fog (Fats, Oils, & Grease)

- Municipal
- Industrial
- Federal

Primary Commercial Applications

374WATER°

SECTION:

# Understanding the Markets

374WATER°

## The market is seeking destruction alternatives to existing waste treatment technologies which primarily transform, transport, or condense organic wastes



### Municipal

**$347B** 2025 → **$536 B** 2030

- Biosolids (including PFAS)
- Landfill Leachates
- US Drinking Water (GAC & IX capturing PFAS)
- Firefighting Foam (AFFF)



### Federal

**$15B+** Annually

- PFAS Concentrates (AFFF, GAC, IX, FF)
- Biosolids
- Petroleum, Oil, Lubricants
- Special Projects (Radiological Organics, Special Ops, etc.)



### Industrial

**$128B** 2025 → **$182 B** 2030

1) Sources: US EPA | American Water Works Association | Statista | Fortune Business Insights 2) Figures do not include non-US Government markets for UK, EU, Japan, or other advanced nations. 3) Source: Transparency Market Research | Mordor Intelligence 4) Source: Office of Inspector General - No. of TSDF subject to EPA inspection requirements

# Federal Market Dynamics

374WATER°

## The United States Federal Government and its Departments are driven towards AirSCWO due to mounting liabilities associated with human and environmental health



### Federal

- US Army Corps has issued a Multiple Award Task Order Contract ("MATOC") for the destruction of **PFAS materials preferring SCWO as the method of destruction**.
- USACE identified **564 sites that require PFAS remediation.** One such site was Pease Air National Guard Base which was appropriated $400M by Congress for cleanup.
- Requires SCWO location at a RCRA Part-B permitted facility. **Crystal Clean has partnered with us** to gain compliance to bid on these opportunities.
- Forward operating bases across the **Indo-Pacific require 1,000's of tons of destruction capacity** for biosolids
- New DOD construction requires PFAS remediation. We were selected for Eielson AFB but did not have a system available
- We expect the DIU demonstration to result in **Other Transaction Authority across the DOD** with the potential for Sole Source Contracting to **374Water in Partnership with ARCADIS**
- **FAA + DOT + DOE all require PFAS remediation** and present follow-on opportunities for 374Water as we scale and enter the Federal Market



### Industrial



### Municipal

1) Sources: US EPA | American Water Works Association | Statista | Fortune Business Insights 2) Figures do not include non-US Government markets for UK, EU, Japan, or other advanced nations. 3) Source: Transparency Market Research | Mordor Intelligence 4) Source: Office of Inspector General - No. of TSDF subject to EPA inspection requirements

374WATER°

# Municipal markets are driven towards AirSCWO due to increasing operational complexities and the imperative of preserving human and environmental health.



## Municipal

- We have partnered with three (3) pioneering municipal wastewater districts to prove and scale AirSCWO
- The City or Orlando, Florida treats 40 million gallons per day ("MGD") and produces 267 tons of sludge daily. This volume would require +30x the current installed AirSCWO capacity at Iron Bridge.
- Orange County Sanitation District ("OCSan") in Fountain Valley, CA processes 124 MGD, creating 827 tons of biosolids. 374Water's first system will treat less than 1% of this volume. They currently truck 150+ weekly truckloads of sludge offsite.
- Olathe, Kansas will receive an AirSCWO system to treat PFAS-laden biosolids. The facility processes 11MGD and would require 10 additional systems.

- Drinking water providers generate PFAS-laden IX and GAC that requires destruction


WDS Feedstock Volumes m3 (US 10yr outlook)
25,000
45,000
320,000
800,000
8,000,000
400,000,000
IX★
AFFF
GAC★
RO Reject★ Foamate
Sludge★



## Industrial



## Federal

1) Sources: US EPA | American Water Works Association | Statista | Fortune Business Insights 2) Figures do not include non-US Government markets for UK, EU, Japan, or other advanced nations. 3) Source: Transparency Market Research | Mordor Intelligence 4) Source: Office of Inspector General - No. of TSDF subject to EPA inspection requirements

★ Represents a perpetual supply

374WATER°

# Industrial markets are driven towards AirSCWO due to mounting liabilities associated with human and environmental health



## Industrial

- The Industrial market vertical represents the **largest future growth sector for AirSCWO technology.** With many different eligible waste streams and growing liabilities, industrial clients are already seeking destruction technologies.
- As our ability to treat increased volumes and lower marginal costs, we **expect strong absorption** into specific sectors such as **oil & gas, pharmaceuticals, and chemical manufacturing**.
- We have already engaged with companies in each of these sectors to prove our technology on challenging waste streams, with impressive technical results.



## Federal



## Municipal

1) Sources: US EPA | American Water Works Association | Statista | Fortune Business Insights 2) Figures do not include non-US Government markets for UK, EU, Japan, or other advanced nations. 3) Source: Transparency Market Research | Mordor Intelligence 4) Source: Office of Inspector General - No. of TSDF subject to EPA inspection requirements

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SECTION:

# AirSCWO in the Field

# AirSCWO Product Roadmap

374WATER

## Scalable AirSCWO Systems to meet the destruction capacity needs of the Municipal, Federal, Industrial, and Treatment, Storage, and Disposal Facilities (TSDF) markets

| | Mobile AirSCWO | Modular & Scalable AirSCWO | Bespoke AirSCWO |
|---|---|---|---|
| | 374WATER |  |  |
| **Capacity** | • 0.25 to 0.5 MGD WW facility<br>• ~10 gal/hr | • Scales in increments of 1.0 MGD for a WW facility<br>• ~100 gal/hr platform that can be scaled to 500 gal/hr | • Up to and exceeding 20 to 40 MGD WW facility<br>• +2,000 gal/hr |
| **Mobility** | **Highly Mobile**<br>• Rapid deployment<br>• On-site destruction services | **Mobile or Permanent**<br>• Decentralized system for on-site operations and destruction | **Building/Infrastructure**<br>• Permanent installation at large or regional facilities<br>• Centralized operations allow for economies of scale |
| **Markets Served** | • Federal, Municipal, & Industrial site clean up<br>• Emergency services | • Federal - concentrate destruction<br>• Industrial and Municipal - small wastewater plants and drinking water treatment | • Large-scale Industrial - food and bev, chemical manufacturing, O&G<br>• Large-scale Municipal wastewater, drinking water |

374WATER°

# We offer multiple AirSCWO deployment models to meet our customers' waste destruction needs

## Waste Destruction Services ("WDS")

374Water partners with host sites and TSDFs to offer **turn-key collection and destruction services** for various waste types. Spent **GAC and IX, foam fractionate, and AFFF** can be received, stored, and destroyed at our WDS hubs.

We accommodate customers' needs by offering batch processing and **certificates of destruction** with full analysis services and results.

We can also **deploy our mobile AirSCWO** system on-site for wastes are highly sensitive or cannot be transported, where volumes are limited, or where infrastructure does not support on-going operations.

## Integrated Destruction Operations ("IDO")

Where waste streams are continuously generated, such as wastewater treatment plants or industrial facilities, 374Water will **deploy and operate modular, scalable systems to meet the demand**.

374Water has **partnered with multiple visionary facilities** across the US to refine and scale AirSCWO systems for specific applications, develop facilities integration and operations, and **deliver the value and benefit of integrated AirSCWO technology**.

# Unlocking WDS & Recurring Revenue

We offer multiple AirSCWO deployment models to meet our customers' waste destruction needs

| | Biosolids & Sludges | Granulated Activated Carbon ("GAC") & Ion Exchange Resin ("IX") | AFFF & AFFF Rinsate | Foam Fractionate & Other Waste Streams |
|---|---|---|---|---|
| | Typically generated by wastewater treatment plants operated by municipalities or Dept. of Defense<br>The US has over 16,000 WWTPs | Used in purifying drinking water and water remediation, GAC & IX represent an almost endless market for destruction. | AFFF and Rinsate is being banned with requirements for destruction as States and the DoD grapple with human health risks.<br>Current remediation options fall short of AirSCWO destruction capability | AirSCWO is effective at destroying organic contaminants across a variety of waste types and market verticals.<br>As we continue to build out use cases, we will open additional markets. |
| **Industrial** | | WDS & IDO | WDS | WDS & IDO |
| **Municipal** | IDO | WDS & IDO | WDS | WDS & IDO |
| **Federal** | IDO | WDS & IDO | WDS | WDS & IDO |

Indicates where we are actively responding to significant demand

# 374Water Facilities and Deployments

374WATER°

Establishing Waste Destruction Services and partnerships with strategic municipalities are the key to 374Water's growth and technology development.



Mobile AirSCWO Deployment
City of St. Cloud &Barr Engineering
St. Cloud, MN
AirSCWO Deployment
DIU / Arcadis / Clean Earth
Hazardous Waste Center
Detroit, MI
AirSCWO Deployment
Colorado School of Mines
Peterson Space Force Base, CO
Waste Destruction Services
RCRA Part B TSDF
OH
AirSCWO Deployment
Orange County Sanitation
District Plant No. 1
Fountain Valley, CA
RD&E Lab Facility
Morrisville, NC
Waste Destruction Services Hub
Manufacturing and Commissioning
RD&E Facility
City of Orlando
Orlando, FL
AirSCWO Deployment
City of Olathe & Garney Construction
Olathe, KS
Existing/Completed Operations
Planned Deployments

374WATER°

SECTION:

# Leadership

# Leadership Team

374WATER°



## Daniel (Danny) Bogar

### President & Chief Executive Officer

Danny brings more than 20 years of executive leadership experience spanning finance, strategic business development, and international operations. He served as President & COO of PowerVerde and was a key part of its merger with 374Water and then led Corporate Development. He served as President and CEO at both American Green Technology and Stanford Group Company's broker-dealer.



## Brad Meyers

### Chief Operations Officer

Brad brings more than 25 years of experience in recycling and manufacturing. Previous roles include General Manager for Omni Recycling. Chief Operations Officer for RMD Americas USA, President and COO of New Rubber Technologies, Director of Engineering Services at NRTC Automation. Prior roles also include Vice President and co-founder of NRTC Automation. He attended LIU majoring in Computer Science.



## Raj Melkote

### Chief Technology Officer

Raj brings more than 30 years of experience in technology commercialization, including as Chief Technology Officer at BayoTech Hydrogen, VP Engineering at Books Automation, Director of Engineering at Honeywell Safety Products. He has also held Engineering roles at UTC and GE. He earned his PhD in Chemical Engineering at the University of Minnesota, and his undergraduate degree with honors from Purdue University.



## Adrienne Anderson

### Interim Chief Financial Officer

Adrienne previously served as the Company's CFO for 12 months in 2024, and has served as a financial reporting consultant in the interim. was an audit partner at a PCAOB registered public focused on accounting and auditing specializing in emerging and high growth technology, manufacturers and service companies. Ms. is a CPA licensed in the states of Florida and Illinois.

# Leadership Team

374WATER°



### Sunny Viswanathan

### VP, Municipal & Industrial

Sunny brings more than 25 years of sales leadership previously as National Sales Manager at Veolia and various Product Management and Engineering roles at SUEZ. Mr. Viswanathan holds a Master of Science in Environmental Engineering from Syracuse University and a Bachelor of Engineering.



### Howard Teicher

### VP, Government

Howard brings more than 30 years of experience. Previous roles include Principal at TCR, VP of AI Public Policy at Quantiply Corp, VP of Federal at Radware Inc. Mr. Teicher holds a MA in International Affairs from The Johns Hopkins University and a BA in Political Science and Economics from Boston University.



### Belton Copp

### VP, Investor Relations

Belton brings more than a decade of investment management, finance, and operations experience to 374Water, having joined the Company in 2021. He was previously with a Nuveen subsidiary as a Portfolio Manager in their Alternative Real Assets division before consulting as an Interim GM and advisor to various natural capital operating firms. He holds an MBA from UNC Kenan-Flagler and a Masters in Water Resource Management from Duke University.

# Board of Directors

374WATER



## James Pawloski

Mr. Pawloski was the President & CEO at Veolia North America of Regeneration and Recovery Solutions until September 2023. In this role, he was responsible for overseeing a diverse portfolio within the environmental services sector, focusing on liquid waste management and efficient recovery solutions. Previously, he spent 25 years with DuPont, where he held positions of increasing responsibility in business leadership, operations, strategy, M&A and business transformation.



## Marc Deshusses

Dr Deshusses is the Deputy Director, Water, Sanitation and Hygiene at the Gates Foundation, a Tenured Professor at Duke University and Co-founder of 374Water Inc.. Previously, he was a professor of chemical and environmental engineering and department chair at the University of California Riverside. He is a world-renowned researcher in biofiltration, and novel waste-to-energy technologies.



## Bradley Freels

Mr. Freels is a veteran real estate investor, developer and serial entrepreneur. In his current role as Chairman and CEO of Midway, a privately owned real estate investment, development, and construction firm in Houston, Texas he has successfully built a highly respected business that has played a positive impact in the Houston market and across several leading US metro markets. He is also the founder of Midway Holdings, L.P., a holding company for an integrated group of real estate and investment-related companies.



## Stephen McKnight

Mr. McKnight is a principal and co-founder of Pitt Southwest Investors, a private real estate and development company. He brings extensive experience in commercial banking, underwriting and risk management, holding senior roles within the commercial real estate department for 14 years with Mellon Bank. During his independent real estate career, his firms acquired and syndicated numerous apartment, office, and land investment properties. Mr. McKnight also has an extensive history analyzing and investing in private companies across industries.



## Richard "Rick" Davis

Mr. Davis was the CEO of PowerVerde from 2011 – 2021, when the company merged with374Water in 2021. Previously, he was managing director of corporate finance at Martinez-Ayme securities, and held senior roles with RBC Sain Rauscher, William R. Hough and Company, and First Equity. He brings over 30 years of experience inworking with clean tech companies, finance, and investment banking, along with deep relationships in the investment community.



## Charles Weiser

Mr. Weiser brings extensive experience with public and private companies in finance and accounting, strategic planning, business development, turnaround, and private equity. He is currently Chief Financial Officer of Alonti Catering Kitchens, overseeing finance, accounting, tax, budgetary planning, and strategic planning. Prior to joining Alonti Catering Kitchens, Mr. Weiser was Managing Director at Imperial-Texas where he provided accounting and consulting services to a wide range of businesses around the world.

# 374WATER°

## Destroying Organic Waste for a Cleaner Tomorrow

Solutions Contacts

Sunny Viswanathan
Vice President, Solutions
Direct: 919-800-9221
Sunny.Viswanathan@374Water.com

Howard Teicher
Vice President, Government
Direct: 202-255-6630
Howard.Teicher@374Water.com

Investor Contacts

Danny Bogar
President & CEO
Direct: 954-258-8682
Danny.Bogar@374Water.com

Belton Copp
Vice President
Direct: 401-419-1545
Belton.Copp@374Water.com

**NASDAQ: SCWO**